Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTIER FUNDS, INC.

Frontier Silk Invest New Horizons Fund

Institutional Class Shares (FSNHX)

Service Class Shares (FNHSX)

Supplement dated September 27, 2016, to the Prospectus dated May 25, 2016

Effective immediately after 3:00 P.M. Central Time on September 27, 2016, the Frontier Silk Invest New Horizons Fund (the “Fund”) will reopen to new investments.  Accordingly, this supplement supersedes and replaces the information provided in the supplement dated August 24, 2016, which indicated that shares of the Fund were not currently being offered for sale.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE